UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2025

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2025, Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with WestPark Capital, Inc., as sole underwriter (the “Underwriter”), related to a public offering (the “Offering”) of (i) 1,340,921 shares (the “Shares”) of common stock, par value $0.00001 per share (the “Common Stock”), of the Company, at a public offering price of $0.30 per share and (ii) pre-funded warrants to purchase 17,825,746 shares of Common Stock at an exercise price of $0.001 per share, at a public offering price of $0.299 per Pre-Funded Warrant (the “Pre-Funded Warrants,” together with the Shares, collectively referred to as the “Securities”). The Offering closed on March 13, 2025.

The Pre-Funded Warrants are immediately exercisable until such time as the Pre-Funded Warrants are exercised in full. Under the terms of the Pre-Funded Warrants, the Company may not effect the exercise of any Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrant, in the event that such exercise would cause the aggregate number of shares of the Common Stock beneficially owned by such holder (together with its affiliates) to exceed 4.99% of the number of shares of Common Stock outstanding following such exercise. Under the terms of the Pre-Funded Warrants, a holder of a Pre-Funded Warrant may increase or decrease such percentage to any other percentage not in excess of 9.99% provided that any such increase will not be effective until the 61st day after notice from the holder is delivered to the Company.

The Company received net proceeds from the Offering of approximately $5.2 million, after deducting the underwriting discount and estimated offering expenses, assuming no exercise of the Pre-Funded Warrants sold in the Offering. The Company intends to use the net proceeds from this Offering to fund its Phase II clinical trial for its lead product candidate, including $2.8 million in payments to Theradex Systems, Inc., the Company’s clinical research organization (CRO) supporting its Phase II clinical trials for radiation sensitizer Ropidoxuridine, and for working capital and general corporate purposes. In addition, the Company may use up to $2.0 million for marketing and advertising services to communicate information about the Company to the financial community. The Company presently works with two IR/PR firms and is planning to engage an additional firm to bolster the Company’s marketing and advertising outreach.

The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was made pursuant to the Company’s registration statement on Form S-1 (File No. 333-284889), filed with the Securities and Exchange Commission (the “Commission”) and declared effective on March 7, 2025, as supplemented by a final prospectus supplement dated March 12, 2025.

The foregoing description of the terms of the Underwriting Agreement and Pre-Funded Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement and Pre-Funded Warrants which are attached as Exhibit 1.1 and Exhibit 4.1 hereto and are incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As disclosed previously, on September 10, 2024, the Company received a written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was no longer in compliance with Nasdaq Rule 5550(b)(1), the minimum stockholders’ equity requirement of $2,500,000 for continued listing on the Nasdaq (the “Minimum Equity Requirement”).

In response to the Notice, the Company submitted its plan of regain compliance to Nasdaq (the “Plan”) and on November 26, 2024, the Company received notice from Nasdaq that it had accepted the Plan. In accordance with the Plan, the Company is required to complete an equity offering sufficient to bring the Company’s stockholders’ equity above the Minimum Equity Requirement and be able to demonstrate that it is in compliance in its Quarterly Report on Form 10-Q for the period ended March 31, 2025 (the “First Quarter Form 10-Q”).

On March 13, 2025, following the Company’s receipt of approximately $5.2 million in net proceeds from the Offering, the Company believes it is now in compliance with the Minimum Equity Requirement and will be able to demonstrate such compliance in its First Quarter Form 10-Q.

Nasdaq will continue to monitor the Company’s ongoing compliance with the Minimum Equity Requirement and, if at the time of the filing of its First Quarter Form 10-Q the Company does not evidence compliance, it may be subject to delisting.

Item 7.01 Regulation FD Disclosure

On March 12, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. On March 13, 2025, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 12, 2025, by and between Shuttle Pharmaceuticals Holdings, Inc. and WestPark Capital, Inc.
4.2	Form of Pre-Funded Warrants (incorporated by reference to Exhibit 4.9 to the Registration Statement on Form S-1/A (File No. 333-284889) filed on March 5, 2025)
99.1	Press Release dated March 12, 2025
99.2	Press Release dated March 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

Dated: March 13, 2025

	By:	/s/ Anatoly Dritschilo
	Name:	Anatoly Dritschilo
	Title:	Chief Executive Officer